Net revenues (Tables)	12 Months Ended
Dec. 31, 2014
Net Revenues
Components of revenue

	Year Ended December 31,
	2012	2013	2014
	RMB	RMB	RMB	US$
Net revenues
Sales of PV modules	10,989,767	12,510,809	12,179,474	1,962,975
Sales of PV systems	171,013	408,630	161,035	25,954
Other revenues	231,148	498,654	586,868	94,586
Total net revenues	11,391,928	13,418,093	12,927,377	2,083,515